UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2011

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

311 Woodworth Avenue
Alma, Michigan		48801
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2.02   Results of Operations and Financial Condition

On July 26, 2011, Firstbank Corporation issued a press release announcing results for the second quarter of 2011. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 8.01   Other Events

As described in the press release furnished with this Report as Exhibit 99.1, the boards of directors of Firstbank — Alma and Firstbank — St. Johns have determined to combine these two banks under the Firstbank — Alma charter, subject to regulatory approval.

Section 9.01   Financial Statements and Exhibits

 (d) .        Exhibit

      99.1   Press release dated July 26, 2011, regarding first quarter earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2011	FIRSTBANK CORPORATION
(Registrant)

Date	By:	/s/ Samuel G. Stone
Samuel G. Stone
Executive Vice President and CFO